UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2006
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14400 North 87th Street Scottsdale, Arizona (Address of principal executive offices)	85260-3649 (Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 23, 2006, JDA Software Group, Inc. (“JDA”) announced an update to its financial results for the quarter ended December 31, 2005 by issuing a press release and on the same date, held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release and the conference call contain forward-looking statements regarding JDA and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
     We reported that GAAP net income (loss) would be between $0.02 to ($0.04) per share for the quarter ended December 31, 2005. The projected range of GAAP net income (loss) includes an impairment charge of between $7.0 million and $9.7 million related to goodwill in our In-Store Systems business segment that will be recorded in fourth quarter 2005. For purposes of the financial statements and schedule of non-GAAP measures of performance provided with the press release, we have included an impairment charge of $8.35 million, which represents the mid-point of the estimated range of loss.
     Final determination of the impairment charge is subject to our financial reporting processes and procedures as well as testing by our outside auditors. We expect to issue an additional press release with a final reporting of GAAP net income once our processes are complete.
     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Use of Non-GAAP Financial Information
     JDA provides a non-GAAP measure of adjusted operating income and earnings per share in the attached press release. The presentation is intended to be a supplemental measure of performance and typically excludes non-cash charges such as amortization of intangibles, and certain non-recurring charges that impact the comparability of one quarter to another, or the comparability of our performance to another company that is providing this type of supplemental information. The presentation is not intended to replace or to be displayed more prominently than our GAAP measurement of operating income and earnings per share. We have provided clear, concise disclosure to enable investors to reconcile the non-GAAP measures to the most directly comparable measure under GAAP.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1 Press Release dated January 23, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.

Date: January 23, 2006

	By:	/s/ Kristen L. Magnuson Kristen L. Magnuson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release dated January 23, 2006.